Exhibit 99.1

November 13, 2012

Community Choice Financial Inc. Schedules Third Quarter Earnings Release

Dublin, OH, November 13, 2012 — Community Choice Financial Inc. (“CCFI”) released third quarter 2012 financial results on Tuesday, November 13, 2012.  CCFI will host a conference call on Monday, November 19, 2012 at 10:00 a.m. Eastern Time to discuss the results.  Financials are publicly available at www.sec.gov

Conference Call Dial-In Information:

International Direct:	+1 (937) 203-2407

U.S. Toll Free:	+1 (877) 497-9564

Conference ID:	711 032 36

About Community Choice Financial Inc.

Community Choice Financial Inc. is a leading retailer of financial services to unbanked and underbanked consumers through a network of 492 retail storefronts across 14 states and across 19 states via the internet.  CCFI focuses on providing consumers with a wide range of convenient consumer financial products and services to help them manage their day-to-day financial needs including short-term consumer loans, check cashing, prepaid debit cards, money transfers, bill payments, and money orders.   Please visit www.ccfi.com for more information.

Forward-Looking Statements and Information:

Certain statements contained in this release may constitute “forward-looking statements” within the meaning of federal securities laws.  All statements in this release other than those relating to our historical information or current condition are forward-looking statements.  For example, any statements regarding our future financial performance (including, but not limited to, CCFI’s ability to execute its long-term strategy and to manage operational efficiencies across its national footprint), our business strategy, and expected developments in our industry are forward-looking statements.  Although we believe that the current views and expectations reflected in these forward-looking statements are reasonable, those views and expectations and the related statements are inherently subject to risks, uncertainties, and other factors, many of which are not under our control and may not even be predictable.  Therefore, actual results could differ materially from our expectations as of today and any future results, performance, or achievements expressed directly or impliedly by the forward-looking statements.

SOURCE Community Choice Financial Inc.